EXHIBIT 99.1

PRA Group Reports Fourth Quarter and Full Year 2016 Results

NORFOLK, Va., Feb. 28, 2017 (GLOBE NEWSWIRE) -- PRA Group, Inc. (Nasdaq:PRAA), a global leader in acquiring and collecting nonperforming loans, today reported its financial results for the fourth quarter and full year of 2016.  The company reported a net loss per share of $0.38. For the full year, the company reported diluted earnings per share of $1.83.  Non-GAAP financial results are presented in constant currency with the corresponding period of 2015 and exclude items unrelated to normal operations.  A reconciliation of all non-GAAP financial measures to the most directly comparable GAAP financial measure can be found at the end of this press release.

Fourth Quarter Highlights

  Estimated remaining collections of $5.05 billion.
  Cash collections of $348.8 million.
  $199.8 million in investments.

Full Year 2016 Highlights

  Cash collections of $1.5 billion.
  Total revenues of $830.6 million.
  $947.3 million in investments.

“While our fourth quarter GAAP earnings reflect a non-cash allowance charge, our economic performance remained solid and we made substantial progress resolving operational and regulatory challenges.  PRA Group spent much of 2016 preparing for, and to the extent possible, attempting to influence, a number of evolving forces that we believe could ultimately be beneficial to our shareholders,” said Steve Fredrickson, chairman and chief executive officer, PRA Group.  “Relief from the antiquated interpretation of the Telephone Consumer Protection Act (TCPA), potential increases in domestic supply of nonperforming loans, the prospect of consolidating competition in Europe, and possible clarification of collection regulations are several of these potential tailwinds.  We stand ready and waiting to capitalize on any of these events and are excited about what the future holds for PRA Group.”

REVENUES AND CASH COLLECTIONS

  Total revenues of $155.3 million in the fourth quarter included finance receivables income net of principal amortization and net allowance charges versus $230.2 million in the prior year period.  For the year ended December 31, 2016, total revenues were $830.6 million versus $942.0 million in the prior year period.
  Cash collections in the fourth quarter were $348.8 million versus $369.4 million in the prior year period.  Cash collections for the full year of 2016 were $1.49 billion versus $1.54 billion in the prior year period.  Both GAAP and currency adjusted cash collections are reported below and were comprised of collections from these finance receivables sources:

Cash Collection Source	2016				2015
($ in thousands)	Q4	Q3	Q2	Q1	Q4
Americas-Core	$193,360	$210,524	$213,741	$219,571	$195,834
Americas-Insolvency	52,988	60,429	67,745	68,646	73,843
Europe-Core	97,429	96,028	102,972	94,091	97,149
Europe-Insolvency	4,974	4,719	2,744	2,025	2,545
Total Cash Collections	$348,751	$371,700	$387,202	$384,333	$369,371

Cash Collection Source -
Constant Currency Adjusted	2016				2015
($ in thousands)	Q4				Q4
Americas-Core	$190,534				$195,834
Americas-Insolvency	52,997				73,843
Europe-Core	106,573				97,149
Europe-Insolvency	5,714				2,545
Total Cash Collections	$355,818				$369,371

  Principal amortization of finance receivables in the fourth quarter was $216.8 million or 62.2% of cash collections, compared with $160.9 million or 43.6% in the prior year period.   Principal amortization included a net allowance charge of $62.5 million recorded against certain pools of finance receivables in the quarter, compared with a net allowance charge of $11.5 million recorded in the prior year period.  During the quarter, the Company made a change to its accounting estimates which generated an outsized allowance charge.  Principal amortization of finance receivables for the full year of 2016 was $746.9 million or 50.1% of cash collections, including a net allowance charge of $98.5 million compared with $674.4 million or 43.8%, including a net allowance charge of $29.4 million in 2015.
  Revenues in the fourth quarter also included income from PRA Group’s fee-based businesses of $21.2 million, compared with $19.6 million in the prior year period, and other income of $2.1 million, in-line with the prior year period.  For the full year of 2016, fee income was $77.4 million compared with $64.4 million in 2015 and other income was $8.1 million compared with $12.5 million in 2015.

EXPENSES AND OPERATING INCOME

  Operating expenses were $148.2 million in the fourth quarter, compared with $159.0 million in the prior year period.  Operating expenses include an accrual to reflect the fact that the company has reached an agreement in principle with the opposing party in the Mejia case.  The fourth quarter of 2015 included an accrual for the settlement of the TCPA lawsuit.  For the full year of 2016, operating expenses were $612.4 million, compared with $631.7 million in the prior year.  The full year of 2015 included the settlement with the CFPB and an accrual for the settlement of the TCPA lawsuit.
  Operating income in the fourth quarter was $7.1 million, compared with $71.2 million in the prior year period.  For the full year of 2016, operating income was $218.2 million versus $310.3 million in 2015.  The operating margin was 26.3% for the full year of 2016.
  The provision for income taxes was $43.2 million for the full year of 2016, or 32.2% of income before taxes, compared to $89.4 million, or 34.7% of income before taxes, in 2015.

NET INCOME AND EPS

  Net loss was $17.6 million in the fourth quarter, compared with net income of $41.0 million in the prior year period.  For the full year of 2016, net income was $85.1 million, compared with $167.9 million in 2015.  The net income margin for the full year of 2016 was 10.9%.
  Loss per share in the fourth quarter was $0.38, compared with earnings per diluted share of $0.86 in the prior year period.  For the full year of 2016, earnings per diluted share were $1.83 versus $3.47 in the prior year period.

PORTFOLIO ACQUISITIONS

  PRA Group invested $199.8 million in new finance receivables in the fourth quarter of 2016.  For the full year of 2016, PRA Group invested $947.3 million in new finance receivables.

Portfolio Purchase Source	2016				2015
($ in thousands)	Q4	Q3	Q2	Q1	Q4
Americas-Core	$91,800	$95,452	$130,529	$136,057	$120,554
Americas-Insolvency	20,929	16,760	33,723	22,952	20,589
Europe-Core	80,129	34,240	68,835	171,038	79,735
Europe-Insolvency	6,943	14,803	16,410	6,731	4,976
Total Portfolio Purchasing	$199,801	$161,255	$249,497	$336,778	$225,854

BALANCE SHEET

  Cash and cash equivalents were $94.3 million as of December 31, 2016, compared with $71.4 million as of December 31, 2015.
  Net deferred tax liabilities were $258.3 million as of December 31, 2016, compared with $261.5 million as of December 31, 2015.
  Borrowings totaled $1.78 billion as of December 31, 2016, compared with $1.72 billion as of December 31, 2015.
  Equity attributable to PRA Group, Inc. was $864.3 million as of December 31, 2016, compared with $800.5 million as of December 31, 2015.

Conference Call Information
PRA Group will hold a conference call today at 5:00 p.m. ET to discuss the company’s fourth quarter and full year 2016 results.  To listen to a webcast of the call, visit http://ir.pragroup.com/events.cfm.   To listen by phone, call 888-695-7639 in the U.S. or 970-315-0482 outside the U.S.  The conference ID is 58396415.  To listen to a replay of the call until March 7, 2017, call 855-859-2056 in the U.S. or 404-537-3406 outside the U.S. and use conference ID 58396415.

About PRA Group
As a global leader in acquiring and collecting nonperforming loans, PRA Group (Nasdaq:PRAA) returns capital to banks and other creditors to help expand financial services for consumers in the Americas and Europe. With over 4,000 employees worldwide, PRA Group companies collaborate with customers to help them resolve their debt and provide a broad range of additional revenue and recovery services to businesses. For more information, please visit www.pragroup.com.

About Forward Looking Statements
Statements made herein which are not historical in nature, including PRA Group’s or its management's intentions, beliefs, expectations, projections, plans or predictions of the future, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

The forward-looking statements in this press release are based upon management's current beliefs, estimates, assumptions and expectations of PRA Group’s future operations and financial and economic performance, taking into account currently available information. These statements are not statements of historical fact or guarantees of future performance, and there can be no assurance that anticipated events will transpire or that our expectations will prove to be correct. Forward-looking statements involve risks and uncertainties, some of which are not currently known to PRA Group. Actual events or results may differ materially from those expressed or implied in any such forward-looking statements as a result of various factors, including risk factors and other risks that are described from time to time in PRA Group’s filings with the Securities and Exchange Commission including but not limited to PRA Group’s annual reports on Form 10-K, its quarterly reports on Form 10-Q and its current reports on Form 8-K, which are available through PRA Group's website and contain a detailed discussion of PRA Group's business, including risks and uncertainties that may affect future results.

Due to such uncertainties and risks, you are cautioned not to place undue reliance on such forward-looking statements, which speak only as of today. Information in this press release may be superseded by recent information or statements, which may be disclosed in later press releases, subsequent filings with the Securities and Exchange Commission or otherwise. Except as required by law, PRA Group assumes no obligation to publicly update or revise its forward-looking statements contained herein to reflect any change in PRA Group’s expectations with regard thereto or to reflect any change in events, conditions or circumstances on which any such forward-looking statements are based, in whole or in part.

PRA Group, Inc.
Unaudited Consolidated Income Statements
(in thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2016	2015	2016	2015

Revenues:
Income recognized on finance receivables, net	$131,965	208,471	$745,119	$865,122
Fee income	21,171	19,649	77,381	64,383
Other revenue	2,122	2,065	8,080	12,513
Total revenues	155,258	230,185	830,580	942,018

Operating expenses:
Compensation and employee services	61,390	68,670	258,846	268,345
Legal collection expenses	34,726	28,647	132,202	129,456
Agency fees	10,695	8,182	44,922	32,188
Outside fees and services	16,683	27,309	63,098	65,155
Communication	7,652	6,601	33,771	33,113
Rent and occupancy	4,001	3,991	15,710	14,714
Depreciation and amortization	6,020	4,935	24,359	19,874
Other operating expenses	7,023	10,678	39,466	68,829
Total operating expenses	148,190	159,013	612,374	631,674
Income from operations	7,068	71,172	218,206	310,344

Other income and (expense):
Interest expense	(21,026)	(15,321)	(80,864)	(60,336)
Impairment of investments	(5,823)	-	(5,823)	-
Foreign exchange (loss)/gain	(2,619)	301	2,564	7,514
(Loss)/Income before income taxes	(22,400)	56,152	134,083	257,522

Provision for income taxes	(7,053)	15,164	43,191	89,391
Net (loss)/income	$(15,347)	$40,988	$90,892	$168,131
Adjustment for net income attributable to noncontrolling interests	2,301	18	5,795	205
Net (loss)/income attributable to PRA Group, Inc.	$(17,648)	$40,970	$85,097	$167,926

Net (loss)/income per common share attributable to PRA Group, Inc.:
Basic	$(0.38)	$0.87	$1.84	$3.49
Diluted	$(0.38)	$0.86	$1.83	$3.47

Weighted average number of shares outstanding:
Basic	46,346	47,197	46,316	48,128
Diluted	46,346	47,539	46,388	48,405

PRA Group, Inc.
Unaudited Consolidated Balance Sheets
(in thousands)

	December 31,	December 31,
ASSETS	2016	2015

Cash and cash equivalents	$94,287	$71,372
Investments	68,543	73,799
Finance receivables, net	2,307,969	2,202,113
Other receivables, net	11,650	30,771
Income taxes receivable	9,427	1,717
Net deferred tax asset	28,482	13,068
Property and equipment, net	38,744	45,394
Goodwill	499,911	495,156
Intangible assets, net	27,935	23,788
Other assets	33,808	33,389
Assets held for sale	43,243	-

Total assets	$3,163,999	$2,990,567

LIABILITIES AND EQUITY

Liabilities:
Accounts payable	$2,459	$4,190
Accrued expenses	82,699	95,380
Income taxes payable	19,631	21,236
Net deferred tax liability	258,344	261,498
Interest-bearing deposits	76,113	46,991
Borrowings	1,784,101	1,717,129
Other liabilities	10,821	4,396
Liabilities held for sale	4,220	-

Total liabilities	2,238,388	2,150,820

Redeemable noncontrolling interest	8,448	-

Equity:
Preferred stock, par value $0.01, authorized shares, 2,000,
issued and outstanding shares, 0	-	-
Common stock, par value $0.01, authorized shares, 100,000, issued and outstanding shares, 46,356 at December 31, 2016; 100,000
authorized shares, 46,173 issued and outstanding shares at	464	462
December 31, 2015
Additional paid-in capital	66,414	64,622
Retained earnings	1,049,367	964,270
Accumulated other comprehensive loss	(251,944)	(228,861)
Total stockholders' equity - PRA Group, Inc.	864,301	800,493
Noncontrolling interest	52,862	39,254
Total equity	917,163	839,747
Total liabilities and equity	$3,163,999	$2,990,567

PRA Group, Inc.
Financial Highlights
	As of and for the			As of and for the
	Three Months Ended December 31,			Twelve Months Ended December 31,
	2016	2015	Change	2016	2015	Change
EARNINGS (in thousands)
Income recognized on finance receivables, net	$131,965	$208,471	-37%	$745,119	$865,122	-14%
Fee income	21,171	19,649	8%	77,381	64,383	20%
Other revenue	2,122	2,065	3%	8,080	12,513	-35%
Total revenues	155,258	230,185	-33%	830,580	942,018	-12%
Operating expenses	148,190	159,013	-7%	612,374	631,674	-3%
Income from operations	7,068	71,172	-90%	218,206	310,344	-30%
Net interest expense	21,026	15,321	37%	80,864	60,336	34%
Net (loss)/income	(15,347)	40,988	-137%	90,892	168,131	-46%
Net (loss)/income attributable to PRA Group, Inc.	(17,648)	40,970	-143%	85,097	167,926	-49%

PERIOD-END BALANCES (in thousands)
Cash and cash equivalents	$94,287	$71,372	32%	$94,287	$71,372	32%
Finance receivables, net	2,307,969	2,202,113	5%	2,307,969	2,202,113	5%
Goodwill and intangible assets, net	527,846	518,944	2%	527,846	518,944	2%
Total assets	3,163,999	2,990,567	6%	3,163,999	2,990,567	6%
Borrowings	1,784,101	1,717,129	4%	1,784,101	1,717,129	4%
Total liabilities	2,238,388	2,150,820	4%	2,238,388	2,150,820	4%
Total equity - PRA Group, Inc.	864,301	800,493	8%	864,301	800,493	8%

FINANCE RECEIVABLE INCOME (dollars in thousands)
Cash collections	$348,751	$369,371	-6%	$1,491,986	$1,539,495	-3%
Cash collections on fully amortized pools	9,041	8,280	9%	34,185	51,900	-34%
Principal amortization without allowance charges	154,271	149,381	3%	648,388	645,004	1%
Allowance charges	62,515	11,519	443%	98,479	29,369	235%
Principal amortization with allowance charges	216,786	160,900	35%	746,867	674,373	11%
Principal amortization w/ allowance charges as % of cash collections:
Including fully amortized pools	62.2%	43.6%	43%	50.1%	43.8%	14%
Excluding fully amortized pools	63.8%	44.6%	43%	51.2%	45.3%	13%
Allowance charges to period-end net finance receivables	2.7%	0.5%	418%	4.3%	1.3%	220%

PURCHASES OF FINANCE RECEIVABLES (dollars in thousands)
Purchase price - Americas core	$91,800	$120,554	-24%	$453,838	$448,281	1%
Purchase price - Americas insolvency	20,929	20,589	2%	94,364	65,437	44%
Purchase price - Europe core	80,129	79,735	0%	354,242	430,198	-18%
Purchase price - Europe insolvency	6,943	4,976	40%	44,887	19,895	126%
Purchase price - total	199,801	225,854	-12%	947,331	963,811	-2%
Number of portfolios - total	126	139	-9%	523	542	-4%

ESTIMATED REMAINING COLLECTIONS (in thousands)
Estimated remaining collections - Americas core	$2,571,887	$2,558,529	1%	$2,571,887	$2,558,529	1%
Estimated remaining collections - Americas insolvency	331,371	448,652	-26%	331,371	448,652	-26%
Estimated remaining collections - Europe core	2,072,936	1,964,763	6%	2,072,936	1,964,763	6%
Estimated remaining collections - Europe insolvency	71,810	34,878	106%	71,810	34,878	106%
Estimated remaining collections - total	5,048,004	5,006,822	1%	5,048,004	5,006,822	1%
Adjusted estimated remaining collections (7)	5,109,404	5,114,923	0%	5,109,404	5,114,923	0%

SHARE DATA (share amounts in thousands)
Net (loss)/income per common share - diluted	$(0.38)	$0.86	-144%	$1.83	$3.47	-47%
Weighted average number of shares outstanding - diluted	46,346	47,539	-3%	46,388	48,405	-4%
Shares repurchased	-	2,072	-100%	-	3,683	-100%
Average price paid per share repurchased (including acquisitions costs)	$-	38.60	-100%	-	44.94	-100%
Closing market price	$39.10	$34.69	13%	$39.10	$34.69	13%

RATIOS AND OTHER DATA (dollars in thousands)
Return on average equity (1)	-7.9%	19.8%	-140%	9.7%	19.9%	-51%
Return on revenue (2)	-9.9%	17.8%	-156%	10.9%	17.8%	-39%
Return on average assets (3)	-2.2%	5.5%	-140%	2.6%	5.9%	-56%
Operating margin (4)	4.6%	30.9%	-85%	26.3%	32.9%	-20%
Operating expense to cash receipts (5)	40.1%	40.9%	-2%	39.0%	39.4%	-1%
Debt to total equity - PRA Group, Inc. (6)	206.4%	214.5%	-4%	206.4%	214.5%	-4%
Number of full-time equivalent collectors	1,906	2,029	-6%	1,906	2,029	-6%
Number of full-time equivalent employees	4,019	3,799	6%	4,019	3,799	6%
Cash receipts (5)	$369,922	$389,020	-5%	$1,569,367	$1,603,878	-2%
Lines of credit - unused portion at period end	641,132	446,769	44%	641,132	446,769	44%

(1) Calculated as annualized or annual net income divided by average equity for the period
(2) Calculated as net income divided by total revenues
(3) Calculated as annualized or annual net income divided by average assets for the period
(4) Calculated as income from operations divided by total revenues
(5) "Cash receipts" is defined as cash collections plus fee income
(6) For purposes of this ratio, "debt" equals borrowings
(7) Equals total estimated remaining collections on our owned finance receivable portfolios plus the estimated remaining collections on certain of our other investments.

PRA Group, Inc.
Financial Highlights
	For the Quarter Ended
	December 31	September 30	June 30	March 31	December 31
	2016	2016	2016	2016	2015
EARNINGS (in thousands)
Income recognized on finance receivables, net	$131,965	$202,639	$204,008	$206,507	$208,471
Fee income	21,171	17,597	22,347	16,266	19,649
Other revenue	2,122	1,748	2,101	2,109	2,065
Total revenues	155,258	221,984	228,456	224,882	230,185
Operating expenses	148,190	154,496	155,700	153,988	159,013
Income from operations	7,068	67,488	72,756	70,894	71,172
Net interest expense	21,026	19,310	20,569	19,959	15,321
Net (loss)/income	(15,347)	36,518	36,868	32,853	40,988
Net (loss)/income attributable to PRA Group, Inc.	(17,648)	34,306	36,456	31,983	40,970

PERIOD-END BALANCES (in thousands)
Cash and cash equivalents	$94,287	$91,791	$117,071	$79,442	$71,372
Finance receivables, net	2,307,969	2,392,408	2,399,949	2,377,077	2,202,113
Goodwill and intangible assets, net	527,846	592,044	576,992	557,024	518,944
Total assets	3,163,999	3,279,347	3,305,596	3,268,833	2,990,567
Borrowings	1,784,101	1,816,600	1,912,283	1,896,424	1,717,129
Total liabilities	2,238,388	2,291,369	2,370,415	2,360,091	2,150,820
Total equity - PRA Group, Inc.	864,301	937,702	886,077	864,868	800,493

FINANCE RECEIVABLE COLLECTIONS (dollars in thousands)
Cash collections	$348,751	$371,700	$387,202	$384,333	$369,371
Cash collections on fully amortized pools	9,041	7,744	8,124	9,276	8,280
Principal amortization without allowance charges	154,271	155,915	170,274	167,928	149,381
Allowance charges	62,515	13,146	12,920	9,898	11,519
Principal amortization with allowance charges	216,786	169,061	183,194	177,826	160,900
Principal amortization w/ allowance charges as % of cash collections:
Including fully amortized pools	62.2%	45.5%	47.3%	46.3%	43.6%
Excluding fully amortized pools	63.8%	46.5%	48.3%	47.4%	44.6%
Allowance charges to period-end net finance receivables	2.7%	0.5%	0.5%	0.4%	0.5%

PURCHASES OF FINANCE RECEIVABLES (dollars in thousands)
Purchase price - North America core	$91,800	$95,452	$130,529	$136,057	$120,554
Purchase price - North America insolvency	20,929	16,760	33,723	22,952	20,589
Purchase price - Europe core	80,129	34,240	68,835	171,038	79,735
Purchase price - Europe insolvency	6,943	14,803	16,410	6,731	4,976
Purchase price - total	199,801	161,255	249,497	336,778	225,854
Number of portfolios - total	126	122	136	139	139

ESTIMATED REMAINING COLLECTIONS (in thousands)
Estimated remaining collections - Americas core	$2,571,887	$2,672,427	$2,705,781	$2,643,410	$2,558,529
Estimated remaining collections - Americas insolvency	331,371	356,363	396,667	421,866	448,652
Estimated remaining collections - Europe core	2,072,936	2,148,230	2,171,542	2,152,403	1,964,763
Estimated remaining collections - Europe insolvency	71,810	72,919	59,107	40,938	34,878
Estimated remaining collections - total	5,048,004	5,249,939	5,333,097	5,258,617	5,006,822
Adjusted estimated remaining collections (7)	5,109,404	5,345,657	5,430,192	5,366,417	5,114,923

SHARE DATA (share amounts in thousands)
Net (loss)/income per common share - diluted	$(0.38)	$0.74	$0.79	$0.69	$0.86
Weighted average number of shares outstanding - diluted	46,346	46,434	46,402	46,372	47,539
Shares repurchased	-	-	-	-	2,072
Average price paid per share repurchased (including acquisitions costs)	$-	$-	$-	$-	$38.60
Closing market price	$39.10	$34.54	$24.14	$29.39	$34.69

RATIOS AND OTHER DATA (dollars in thousands)
Return on average equity (1)	-7.9%	15.1%	16.4%	15.4%	19.8%
Return on revenue (2)	-9.9%	16.5%	16.1%	14.6%	17.8%
Return on average assets (3)	-2.2%	4.2%	4.4%	4.1%	5.5%
Operating margin (4)	4.6%	30.4%	31.8%	31.5%	30.9%
Operating expense to cash receipts (5)	40.1%	39.7%	38.0%	38.4%	40.9%
Debt to total equity - PRA Group, Inc. (6)	206.4%	193.7%	215.8%	219.3%	214.5%
Number of full-time equivalent collectors	1,906	1,859	1,804	1,881	2,029
Number of full-time equivalent employees	4,019	3,859	3,816	3,748	3,799
Cash receipts (5)	$369,922	$389,297	$409,549	$400,599	$389,020
Lines of credit - unused portion at period end	641,132	630,775	430,651	435,709	446,769

(1) Calculated as annualized net income divided by average equity for the period
(2) Calculated as net income divided by total revenues
(3) Calculated as annualized net income divided by average assets for the period
(4) Calculated as income from operations divided by total revenues
(5) "Cash receipts" is defined as cash collections plus fee income
(6) For purposes of this ratio, "debt" equals borrowings
(7) Equals total estimated remaining collections on our owned finance receivable portfolios plus the estimated remaining collections on certain of our other investments.

Use of Non-GAAP Financial Measures
PRA Group, Inc. reports financial results in accordance with U.S. generally accepted accounting principles (GAAP).  However, the Company believes certain non-GAAP financial measures and ratios, which exclude penalty and redress associated with the Consumer Financial Protection Bureau consent order, expenses associated with acquisitions, legal costs not associated with normal operations, one-time tax items and constant currency adjustments, improve comparability between current year results and prior periods and better reflect the Company’s operational performance.  In all periods presented, the Company adjusted the income tax provision by excluding the tax impact of the non-GAAP adjustments discussed above in non-GAAP financial measures. Management uses non-GAAP financial measures internally to evaluate the Company’s performance and to set performance goals.  Reconciliations from non-GAAP to the most directly comparable GAAP financial measures are provided below.  These non-GAAP financial measures should be viewed in addition to, not as an alternative for reported GAAP results.

The constant currency results assume that foreign revenues and expenses are translated from foreign currencies to the U.S. Dollar at rates consistent with the prior year, and that any benefit or loss caused by foreign currency fluctuations would be consistent with the prior year.  To do this the Company translates the current year’s income statements into U.S. Dollars using the prior year’s average exchange rates and then replaces the foreign exchange gain or loss for the current year with the balance from the prior year.  Finally, the Company calculates the tax impact of the constant currency results to reflect the current effective tax rate of the reporting period.

Three Months Ended December 31, 2016
	Net (Loss)	Average Equity	Return on Average Equity, Annualized
As Reported	$(17,648)	$894,821	-7.9%
Adjustments	2,210	738	1.0%
As Adjusted	(15,438)	895,559	-6.9%

Twelve Months Ended December 31, 2016
	Net Income	Average Equity	Return on Average Equity
As Reported	$85,097	$880,394	9.7%
Adjustments	8,900	745	1.0%
As Adjusted	93,997	881,139	10.7%

Three Months Ended December 31, 2015
	Net Income	Average Equity	Return on Average Equity, Annualized
As Reported	$40,970	$826,853	19.8%
Adjustments	8,455	2,818	4.0%
As Adjusted	49,425	829,671	23.8%

Twelve Months Ended December 31, 2015
	Net Income	Average Equity	Return on Average Equity
As Reported	$167,926	$843,164	19.9%
Adjustments	34,930	2,926	4.1%
As Adjusted	202,856	846,090	24.0%

Three Months Ended December 31, 2016
	Total Revenues	Total Operating Expenses	Income from Operations	Provision for Income Taxes	Net Loss attributable to PRA Group, Inc.	Diluted EPS
As Reported	$155,258	$148,190	$7,068	$(7,053)	$(17,648)	$(0.38)
Adjustments:
Acquisition-related expenses	-	(458)	458	168	290	0.01
One-time tax items	-	-	-	(461)	461	0.01
Legal costs not associated with normal operations	-	(3,741)	3,741	1,459	2,282	0.05
Constant currency adjustments	1,998	1,941	57	706	(823)	(0.02)
Subtotal of adjustments	1,998	(2,258)	4,256	1,872	2,210	0.05
As Adjusted	157,256	145,932	11,324	(5,181)	(15,438)	(0.33)

Twelve Months Ended December 31, 2016
	Total Revenues	Total Operating Expenses	Income from Operations	Provision for Income Taxes	Net Income attributable to PRA Group, Inc.	Diluted EPS
As Reported	$830,580	$612,374	$218,206	$43,191	$85,097	$1.83
Adjustments:
CFPB expenses including penalty and redress	-	(93)	93	35	58	0.00
Acquisition-related expenses	-	(2,265)	2,265	850	1,415	0.03
One-time tax items	-	-	-	(1,844)	1,844	0.04
Legal costs not associated with normal operations	-	(7,310)	7,310	2,742	4,568	0.10
Constant currency adjustments	9,485	6,698	2,787	(272)	1,015	0.03
Subtotal of adjustments	9,485	(2,970)	12,455	1,511	8,900	0.20
As Adjusted	840,065	609,404	230,661	44,702	93,997	2.03

Three Months Ended December 31, 2015
	Total Revenues	Total Operating Expenses	Income from Operations	Provision for Income Taxes	Net Income attributable to PRA Group, Inc.	Diluted EPS
As Reported	$230,185	$159,013	$71,172	$15,164	$40,970	$0.86
Adjustments:
CFPB expenses including penalty and redress	-	(111)	111	43	68	0.00
Acquisition-related expenses	-	(1,639)	1,639	634	1,005	0.02
Legal costs not associated with normal operations	-	(12,045)	12,045	4,663	7,382	0.16
Subtotal of adjustments	-	(13,795)	13,795	5,340	8,455	0.18
As Adjusted	230,185	145,218	84,967	20,504	49,425	1.04

Twelve Months Ended December 31, 2015
	Total Revenues	Total Operating Expenses	Income from Operations	Provision for Income Taxes	Net Income attributable to PRA Group, Inc.	Diluted EPS
As Reported	$942,018	$631,674	$310,344	$89,391	$167,926	$3.47
Adjustments:
CFPB expenses including penalty and redress	-	(28,917)	28,917	8,158	20,759	0.43
Acquisition-related expenses	-	(5,627)	5,627	1,668	3,959	0.08
One-time tax items	-	-	-	(1,846)	1,846	0.04
Legal costs not associated with normal operations	-	(13,714)	13,714	5,348	8,366	0.17
Subtotal of adjustments	-	(48,258)	48,258	13,328	34,930	0.72
As Adjusted	942,018	583,416	358,602	102,719	202,856	4.19

Investor Contact:
Darby Schoenfeld
Director of Investor Relations
(757) 431-7913
DCSchoenfeld@PRAGroup.com

News Media Contact:
Nancy Porter
Vice President, Corporate Communications
(757) 431-7950
NAPorter@PRAGroup.com